MAXIM SERIES FUND, INC.

               Maxim Templeton(R) International Equity Portfolio

                                  Annual Report

                                December 31, 2002









This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                Maxim Templeton(R) International Equity Portfolio

The year 2002 proved difficult for equity investors worldwide. Fears of war and terrorism, as well as concerns of the still unclear direction of the U.S. economy all weighed heavily on global equity prices and factored in the broad declines in most global equity markets. Despite the confusion and turbulence, most markets rallied strongly in the fourth quarter. Templeton attributes this rally to four main factors: 1) Short-term interest rate cuts by both the European Central Bank and the Federal Reserve Board in the United States 2) Modest year over year positive corporate earnings growth 3) Dissipation of corporate scandal and corruption issues and 4) The rebound of many stocks from oversold positions following a summer sell off. In the midst of this unstable environment the portfolio was positioned to participate in the year-end rally.

Consistent with Templeton's bottom-up stock selection process, throughout the year we focused on valuation and on identifying stocks that were trading at a substantial discount to long-term value. Seeking to benefit from the continued volatility of the global marketplace, we were able to identify value in several sectors including consumer staples, financials and materials. As investors began to realize their value and global markets rallied, the portfolio benefited from these purchases.

Looking forward, our strategy remains steadfast. As we enter the New Year, several concerns from the prior year remain. On the macro side, the main issues remain - the still uncertain direction of the global economy and the ramifications of a potential war with Iraq, as well as tensions with North Korea. On the micro side, the direction of corporate spending and the sustainability of earnings growth remain major concerns. That being said, at Templeton, rather than speculating on short-term market trends, we will continue to focus our attention on identifying stocks that in our opinion are trading at a substantial discount to long-term value. Our experienced team of analysts has recently identified numerous companies that we believe are undervalued across many countries and sectors. We are convinced that these companies present long-term opportunities for patient investors. We recognize that just as stocks trade well above fair value in the bubble years, it is possible for them to trade well below fair value as investors sell for short-term reasons. Our approach is disciplined, and cash will be put to work slowly over time, as opportunities are identified.

                              Line Graph Comparison

               Maxim
             Templeton(R)

           International   MSCI EAFE
          Equity Portfolio   Index

             10,000.00     10,000.00
   1993      10,119.00     10,702.00
   1994      10,732.21     11,568.86
   1995      11,690.60     12,865.73
   1996      13,980.79     13,689.14
   1997      14,259.00     13,976.61
   1998      13,546.05     16,818.05
   1999      17,597.68     21,409.38
   2000      17,886.28     18,428.62
   2001      16,018.95     14,519.91
   2002      13,132.34     12,246.09

$13,132.34  Maxim Templeton(R) International Equity Portfolio

$12,246.09  MSCI EAFE Index

As of 12/31/02

Maxim Templeton(R) International Equity Portfolio
Total Return -

One Year: -18.02%
Five Years: -1.63%
Since Inception: 3.04%

Portfolio Inception: 12/1/93

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Templeton(R) International Equity Portfolio, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Templeton(R) International Equity Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton(R) International Equity Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                       TEMPLETON(R)
                                                                                     INTERNATIONAL
                                                                                         EQUITY
                                                                                       PORTFOLIO
                                                                                   -------------------
                                                                                   -------------------
ASSETS:
     Investments in securities, market value  (1)                                $        145,184,338
     Cash denominated in foreign currencies (2)                                                27,642
     Cash                                                                                     100,881
     Dividends and interest receivable                                                        253,263
     Receivable for investments sold                                                          325,878
                                                                                   -------------------
                                                                                   -------------------

            Total assets                                                                  145,892,002
                                                                                   -------------------
                                                                                   -------------------

LIABILITIES:

     Due to investment adviser                                                                162,329
     Payable for investments purchased                                                        330,303
                                                                                   -------------------
                                                                                   -------------------

            Total liabilities                                                                 492,632
                                                                                   -------------------
                                                                                   -------------------

NET ASSETS                                                                       $        145,399,370
                                                                                   ===================
                                                                                   ===================

NET ASSETS REPRESENTED BY:  (See Note 6)
     Capital stock, $.10 par value                                               $          1,651,573
     Additional paid-in capital                                                           172,353,720
     Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies                                        (20,437,076)
     Accumulated net realized loss on investments                                          (8,168,847)
                                                                                   -------------------
                                                                                   -------------------

NET ASSETS                                                                       $        145,399,370
                                                                                   ===================
                                                                                   ===================

NET ASSET VALUE PER OUTSTANDING SHARE                                            $               8.80
                                                                                   ===================
                                                                                   ===================
(Offering and Redemption Price)  (See Note 6)

SHARES OF CAPITAL STOCK:  (See Note 6)
     Authorized                                                                           250,000,000
     Outstanding                                                                           16,515,733

(1)  Cost of investments in securities:                                          $        165,621,414
(2)  Cost of cash denominated in foreign currencies:                                           27,642

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                      TEMPLETON(R)
                                                                                    INTERNATIONAL
                                                                                        EQUITY
                                                                                      PORTFOLIO

                                                                                  -------------------
                                                                                  -------------------
INVESTMENT INCOME:
     Interest                                                                   $            200,898
     Dividends                                                                             2,409,047
     Foreign withholding tax                                                                (282,634)
                                                                                  -------------------
                                                                                  -------------------

     Total income                                                                          2,327,311
                                                                                  -------------------
                                                                                  -------------------

EXPENSES:

     Audit fees                                                                               13,800
     Bank and custodial fees                                                                  73,445
     Investment administration                                                               118,310
     Management fees                                                                       1,205,921
     Other expenses                                                                           28,714
                                                                                  -------------------
                                                                                  -------------------

     Total expenses                                                                        1,440,190

     Less amount reimbursed by investment adviser                                              3,587
                                                                                  -------------------
                                                                                  -------------------

     Net expenses                                                                          1,436,603
                                                                                  -------------------
                                                                                  -------------------

NET INVESTMENT INCOME                                                                        890,708
                                                                                  -------------------
                                                                                  -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                     (6,519,687)
     Change in net unrealized depreciation on investments                                (32,172,409)
     Change in net unrealized appreciation on translation of assets
     and liabilities denominated in foreign currencies                                    14,541,721
                                                                                  -------------------
                                                                                  -------------------

     Net realized and unrealized loss on investments and translation of
     assets and liabilities denominated in foreign currencies                            (24,150,375)
                                                                                  -------------------
                                                                                  -------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $        (23,259,667)
                                                                                  ===================
                                                                                  ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                              TEMPLETON(R)
                                                                           INTERNATIONAL EQUITY
                                                                                PORTFOLIO
                                                                     ---------------------------------
                                                                     ---------------------------------
                                                                          2002              2001
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                         $        890,708  $        918,419
     Net realized loss on investments                                    (6,519,687)       (1,413,496)
     Change in net unrealized appreciation (depreciation) on investments(32,172,409)       (8,985,070)
     Change in net unrealized appreciation (depreciation) on translation          0                 0
     of assets and liabilities denominated in foreign currencies         14,541,721        (1,366,372)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net decrease in net assets resulting from operations               (23,259,667)      (10,846,519)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                            (912,571)         (913,840)
     From net realized gains                                                      0          (589,719)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Total distributions                                                   (912,571)       (1,503,559)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                   99,620,920        38,689,774
     Reinvestment of distributions                                          912,571         1,503,559
     Redemptions of shares                                              (27,872,596)      (25,106,928)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net increase in net assets resulting from share transactions        72,660,895        15,086,405
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Total increase in net assets                                        48,488,657         2,736,327

NET ASSETS:
     Beginning of period                                                 96,910,713        94,174,386
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     End of period  (1)                                            $    145,399,370  $     96,910,713
                                                                     ===============   ===============
                                                                     ===============   ===============
                                                                                  0                 0
OTHER INFORMATION:

SHARES:  (2)

     Sold                                                                10,335,569         3,332,359
     Issued in reinvestment of distributions                                103,522           146,140
     Redeemed                                                            (2,894,438)       (2,185,971)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net increase                                                         7,544,653         1,292,528
                                                                     ===============   ===============
                                                                     ===============   ===============

(1) Including undistributed (overdistributed) net investment income$                 $         12,345

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

TEMPLETON(R)INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                          Year Ended December 31,
                                          ----------------------------------------------------------------
                                          ----------------------------------------------------------------
                                            2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          -----------   ----------   ----------   -----------  -----------
                                          -----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period    $      10.80  $     12.27  $     15.19  $      11.87 $      12.79

Income from Investment Operations

Net investment income                           0.06         0.10         0.10          0.16         0.27
Net realized and unrealized gain (loss)        (2.00)       (1.40)        0.08          3.39        (0.92)
                                          -----------   ----------   ----------   -----------  -----------
                                          -----------   ----------   ----------   -----------  -----------

Total Income (Loss) From

    Investment Operations                      (1.94)       (1.30)        0.18          3.55        (0.65)
                                          -----------   ----------   ----------   -----------  -----------
                                          -----------   ----------   ----------   -----------  -----------

Less Distributions

From net investment income                     (0.06)       (0.10)       (0.09)        (0.15)       (0.27)
From net realized gains                                     (0.07)       (3.01)        (0.08)
                                          -----------   ----------   ----------   -----------  -----------
                                          -----------   ----------   ----------   -----------  -----------

Total Distributions                            (0.06)       (0.17)       (3.10)        (0.23)       (0.27)
                                          -----------   ----------   ----------   -----------  -----------
                                          -----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period          $       8.80  $     10.80  $     12.27  $      15.19 $      11.87
                                          ===========   ==========   ==========   ===========  ===========
                                          ===========   ==========   ==========   ===========  ===========


Total Return                                 (18.02%)     (10.44%)       1.64%        29.91%       (5.00%)

Net Assets, End of Period ($000)        $    145,399  $    96,911  $    94,174  $    101,354 $    120,382

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                     1.19%        1.26%        1.25%         1.24%        1.21%
    - After Reimbursement #                    1.19%        1.23%        1.25%         1.23%        1.20%

Ratio of Net Investment Income to
    Average Net Assets:

    - Before Reimbursement                     0.74%        0.93%        0.73%         0.93%        2.04%
    - After Reimbursement #                    0.74%        0.96%        0.73%         0.94%        2.05%

Portfolio Turnover Rate                       25.79%       27.70%       65.41%        58.75%       40.02%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Templeton(R) International Equity Portfolio are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Restricted Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2002 were $546,879, $459,339, and 0.32%, respectively.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC (MCM), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.50% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $92,736,861 and $28,547,239, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $165,704,375. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $7,083,535 and gross depreciation of securities in which there was an excess of tax cost over value of $27,603,572, resulting in net depreciation of $20,520,037.

5. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were from ordinary income in the amount of $912,571 and $1,503,559, respectively.

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized  depreciation  on investments  and translation of assets and liabilities
          denominated in foreign currencies                                      $(20,520,037)
      Undistributed net investment income                                                   0
      Accumulated net realized loss on investments                                (8,168,847)
                                                                                  ------------
                                                                                  ------------
                                                                                 $(28,688,884)
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on corporate reorganizations, and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $1,627,567 and 2,460,519, which expire in the years 2009 and 2010, respectively. The Portfolio also had current year deferred post-October losses of $3,997,843.

6. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

7. TAX INFORMATION (unaudited)

      The Portfolio intends to pass through foreign tax credits of $282,634 and has derived gross income from sources within foreign countries amounting to $2,126,412.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2002, 0% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Templeton (R) International Equity Portfolio

BONDS

FRANCE

INSURANCE RELATED
    483,450 AXA SA #                                                     459,339
        EUR Convertible
            2.500% January 1, 2014

                                                                        $459,339

TOTAL FRANCE               --- 0.32%                                    $459,339

TOTAL BONDS --- 0.32%                                                   $459,339
(Cost $546,879)

COMMON STOCK

AUSTRALIA
BROADCAST/MEDIA

    423,000 APN News & Media Ltd                                         726,483
                                                                        $726,483

FOREIGN BANKS
     80,580 Australia & New Zealand Banking Group Ltd                    787,249
                                                                        $787,249

GOLD, METALS & MINING
    374,000 Alumina Ltd                                                1,031,949
                                                                      $1,031,949

HEALTH CARE RELATED
    722,260 Mayne Nickless Ltd                                         1,325,857
                                                                      $1,325,857

TOTAL AUSTRALIA            --- 2.67%                                  $3,871,538

BERMUDA

INSURANCE RELATED
     67,120 ACE Ltd                                                    1,969,301
     21,680 XL Capital Ltd Class A                                     1,674,780
                                                                      $3,644,081

TOTAL BERMUDA              --- 2.51%                                  $3,644,081

BRAZIL

GOLD, METALS & MINING
     25,300 Companhia Vale do Rio Doce ADR*                              695,770
                                                                        $695,770

OIL & GAS

     45,830 Petroleo Brasileiro SA ADR                                   614,122
                                                                        $614,122

TOTAL BRAZIL               --- 0.90%                                  $1,309,892

CANADA

ELECTRONIC INSTRUMENT & EQUIP
     43,560 Celestica Inc*                                               607,987
                                                                        $607,987

TELEPHONE & TELECOMMUNICATIONS
    124,660 BCE Inc                                                    2,248,899
                                                                      $2,248,899

UTILITIES

    103,860 TransCanada PipeLines Ltd                                  1,506,818
                                                                      $1,506,818

TOTAL CANADA               --- 3.01%                                  $4,363,704

FINLAND

PAPER & FOREST PRODUCTS
    239,780 Stora Enso OYJ Class R                                     2,528,833
                                                                      $2,528,833

TOTAL FINLAND              --- 1.74%                                  $2,528,833

FRANCE

AUTO PARTS & EQUIPMENT
     43,830 Compagnie Generale des Etablissements Michelin Class B     1,511,402
     55,050 Valeo SA                                                   1,727,307
                                                                      $3,238,709

DISTRIBUTORS

     17,140 Galeries Lafayette SA                                      2,068,472
                                                                      $2,068,472

INSURANCE RELATED
     62,880 AXA                                                          843,964
                                                                        $843,964

MACHINERY

     94,107 Alstom*                                                      469,090
                                                                        $469,090

OIL & GAS

     12,762 Total Fina Elf                                             1,822,711
                                                                      $1,822,711

PHARMACEUTICALS

     54,213 Aventis SA                                                 2,946,944
                                                                      $2,946,944

WATER

     73,640 Suez SA                                                    1,278,175
                                                                      $1,278,175

TOTAL FRANCE               --- 8.73%                                 $12,668,065

GERMANY
AUTOMOBILES

     37,320 Volkswagen AG                                              1,360,544
                                                                      $1,360,544

CHEMICALS

     64,440 Bayer AG                                                   1,382,897
                                                                      $1,382,897

HEALTH CARE RELATED
     21,660 Merck KGAA                                                   577,342
                                                                        $577,342

INSURANCE RELATED
      8,380 Muenchener Rueckver AG (registered)                        1,002,513
                                                                      $1,002,513

MISCELLANEOUS

     53,938 Veba AG                                                    2,176,368
                                                                      $2,176,368

TRANSPORTATION

    135,100 Deutsche Post AG                                           1,417,739
                                                                      $1,417,739

TOTAL GERMANY              --- 5.45%                                  $7,917,403

HONG KONG
FOREIGN BANKS
    188,061 HSBC Holdings PLC                                          2,055,832
                                                                      $2,055,832

INVESTMENT BANK/BROKERAGE FIRM
    932,000 Peregrine Investments Holdings Ltd @*                              0
                                                                              $0

MISCELLANEOUS

    253,255 Hutchison Whampoa Ltd                                      1,584,792
                                                                      $1,584,792

REAL ESTATE
    395,000 Cheung Kong Holdings Ltd                                   2,570,559
                                                                      $2,570,559

TOTAL HONG KONG            --- 4.28%                                  $6,211,183

INDIA

COMPUTER SOFTWARE & SERVICES
     58,800 Satyam Computer Services Ltd*                                755,580
                                                                        $755,580

TOTAL INDIA                --- 0.52%                                    $755,580

ISRAEL

COMPUTER SOFTWARE & SERVICES
     97,580 Check Point Software Technologies Ltd*                     1,265,613
                                                                      $1,265,613

TOTAL ISRAEL               --- 0.87%                                  $1,265,613

ITALY

FOREIGN BANKS
    188,040 Istituto Bancario San Paolo di Tornio                      1,223,441
                                                                      $1,223,441

INSURANCE RELATED
    146,190 Riunione Adriatica di Sicurta SpA                          1,779,577
                                                                      $1,779,577

OIL & GAS

    215,210 Eni SpA                                                    3,421,497
                                                                      $3,421,497

TELEPHONE & TELECOMMUNICATIONS
    324,520 Telecom Italia SpA RNC                                     1,638,052
                                                                      $1,638,052

TOTAL ITALY                --- 5.55%                                  $8,062,567

JAPAN

ELECTRONIC INSTRUMENT & EQUIP
    262,000 Hitachi Ltd                                                1,004,550
    163,000 NEC Corp                                                     609,859
     28,800 Sony Corp                                                  1,203,742
    546,000 Toshiba Corp*                                              1,711,570
                                                                      $4,529,721

INSURANCE RELATED
     31,000 Yasuda Fire & Marine Insurance                               181,031
                                                                        $181,031

MACHINERY

    336,000 Komatsu Ltd                                                1,095,745
                                                                      $1,095,745

RAILROADS

        345 East Japan Railway Co                                      1,712,354
                                                                      $1,712,354

TELEPHONE & TELECOMMUNICATIONS
        316 Nippon Telegraph & Telephone Corp                          1,147,687
                                                                      $1,147,687

TOTAL JAPAN                --- 5.97%                                  $8,666,538

KOREA

ELECTRIC COMPANIES
    140,350 Korea Electric Power Corp sponsored ADR*                  1,192,975
                                                                      $1,192,975

ELECTRONIC INSTRUMENT & EQUIP
     18,400 Samsung Electronics                                        2,470,200
                                                                      $2,470,200

FOREIGN BANKS
     39,540 Kookmin Bank*                                              1,397,739
                                                                      $1,397,739

TELEPHONE & TELECOMMUNICATIONS
     89,100 KT Corp sponsored ADR*                                     1,920,105
                                                                      $1,920,105

TOTAL KOREA                --- 4.81%                                  $6,981,019

MEXICO
AIRLINES

    103,420 Grupo Aeroportuario del Sureste SA de CV                  1,215,185
                                                                      $1,215,185

PAPER & FOREST PRODUCTS
    381,210 Kimberly-Clark de Mexico SA de CV                            874,335
                                                                        $874,335

TELEPHONE & TELECOMMUNICATIONS
     80,880 Telefonos de Mexico SA sponsored ADR Class L              2,586,542
                                                                      $2,586,542

TOTAL MEXICO               --- 3.22%                                  $4,676,062

NETHERLANDS
CHEMICALS

     39,370 Akzo Nobel NV                                              1,248,949
                                                                      $1,248,949

ELECTRONIC INSTRUMENT & EQUIP
     95,562 Koninklijke Philips Electronics NV                         1,674,722
                                                                      $1,674,722

INSURANCE RELATED
    104,400 ING Groep NV                                               1,768,256
                                                                      $1,768,256

OIL & GAS

     44,020 IHC Caland NV                                              2,323,588
                                                                      $2,323,588

PRINTING & PUBLISHING
     72,530 Wolters Kluwer NV                                          1,263,476
                                                                      $1,263,476

TOTAL NETHERLANDS          --- 5.70%                                  $8,278,991

NEW ZEALAND
PAPER & FOREST PRODUCTS
  2,072,620 Carter Holt Harvey Ltd                                     1,897,328
                                                                      $1,897,328

TELEPHONE & TELECOMMUNICATIONS
    657,730 Telecom Corp of New Zealand Ltd                            1,558,585
                                                                      $1,558,585

TOTAL NEW ZEALAND          --- 2.38%                                  $3,455,913

NORWAY
HOMEBUILDING

    102,790 Norske Skogindustrier ASA                                  1,454,058
                                                                      $1,454,058

TOTAL NORWAY               --- 1.00%                                  $1,454,058

PORTUGAL

TELEPHONE & TELECOMMUNICATIONS
    149,490 Portugal Telecom SGPS SA                                   1,027,530
                                                                      $1,027,530

TOTAL PORTUGAL             --- 0.71%                                  $1,027,530

SINGAPORE

FOREIGN BANKS
    249,220 DBS Group Holdings Ltd                                     1,580,525
                                                                      $1,580,525

TOTAL SINGAPORE            --- 1.09%                                  $1,580,525

SPAIN

ELECTRIC COMPANIES
    157,690 Iberdrola SA                                               2,209,156
                                                                      $2,209,156

FOREIGN BANKS
     24,100 Banco Popular Espanol SA                                     985,572
                                                                        $985,572

OIL & GAS

    111,290 Repsol YPF SA                                              1,471,525
                                                                      $1,471,525

TELEPHONE & TELECOMMUNICATIONS
     75,770 Telefonica SA*                                             2,013,209
                                                                      $2,013,209

TOTAL SPAIN                --- 4.60%                                  $6,679,462

SWEDEN

FINANCIAL SERVICES
    401,270 Nordea AB                                                  1,802,722
                                                                      $1,802,722

HEAVY TRUCKS & PARTS
     73,840 Volvo AB Class B                                           1,203,365
                                                                      $1,203,365

MANUFACTURING

     70,300 Atlas Copco AB Class A*                                    1,371,581
                                                                      $1,371,581

TOTAL SWEDEN               --- 3.02%                                  $4,377,668

SWITZERLAND

FOOD & BEVERAGES
      5,610 Nestle SA                                                  1,188,783
                                                                      $1,188,783

FOREIGN BANKS
     37,010 UBS AG                                                     1,798,707
                                                                      $1,798,707

INSURANCE RELATED
     39,820 Swiss Re                                                   2,612,045
                                                                      $2,612,045

TOTAL SWITZERLAND          --- 3.86%                                  $5,599,535

UNITED KINGDOM
AEROSPACE & DEFENSE
    612,890 BAE Systems PLC                                            1,221,031
    507,460 Rolls-Royce PLC                                              878,232
                                                                      $2,099,263

AIRLINES

    178,584 British Airways PLC*                                         387,409
                                                                        $387,409

CHEMICALS

    538,139 Imperial Chemical Industries PLC                           1,990,439
                                                                      $1,990,439

ELECTRIC COMPANIES
    145,140 International Power PLC*                                     222,026
                                                                        $222,026

ELECTRONIC INSTRUMENT & EQUIP
    879,490 Chubb PLC                                                  1,245,984
                                                                      $1,245,984

ENGINEERING & CONSTRUCTION
    242,516 Hanson PLC                                                 1,073,673
                                                                      $1,073,673

FOOD & BEVERAGES
    245,770 Unilever PLC                                               2,338,381
                                                                      $2,338,381

FOREIGN BANKS
    196,980 Lloyds TSB Group PLC                                       1,412,761
                                                                      $1,412,761

INSURANCE RELATED
    227,520 Old Mutual PLC                                               319,583
                                                                        $319,583

MANUFACTURING

    552,157 Billiton PLC                                               2,951,206
    311,570 Nycomed Amersham PLC                                       2,765,893
                                                                      $5,717,099

MEDICAL PRODUCTS
    253,590 Shire Pharmaceuticals Group PLC*                           1,620,771
                                                                      $1,620,771

OIL & GAS

    256,720 Shell Transport & Trading Co PLC                           1,689,337
                                                                      $1,689,337

PRINTING & PUBLISHING
    234,420 United Business Media PLC                                  1,085,004
                                                                      $1,085,004

RETAIL

    391,446 Marks & Spencer PLC                                        1,981,944
                                                                      $1,981,944

SPECIALIZED SERVICES
    225,290 WPP Group PLC                                              1,711,917
                                                                      $1,711,917

TELEPHONE & TELECOMMUNICATIONS
    581,020 Cable & Wireless PLC                                         416,246
                                                                        $416,246

TRANSPORTATION

    545,883 Stagecoach Holdings PLC                                      261,448
                                                                        $261,448

TOTAL UNITED KINGDOM       --- 17.61%                                $25,573,285

TOTAL COMMON STOCK --- 90.20%                                       $130,949,045
(Cost $151,298,581)

SHORT-TERM INVESTMENTS

EUROPEAN COMMUNITY

  3,500,000 Inter-American Development Bank                            3,499,004
               1.300%, January 9, 2003
  1,000,000 Inter-American Development Bank                              999,494
               1.320%, January 15, 2003


TOTAL EUROPEAN COMMUNITY   --- 3.10%                                  $4,498,498

UNITED STATES

  3,095,000 Fannie Mae                                                 3,092,707
               1.290%, January 22, 2003
  2,000,000 Federal Home Loan Bank                                     1,998,862
               1.300%, January 17, 2003
    500,000 Federal Home Loan Bank                                       499,964
               1.300%, January 3, 2003
  3,686,000 Freddie Mac                                                3,685,923
               0.760%, January 2, 2003

TOTAL UNITED STATES        --- 6.39%                                  $9,277,456

TOTAL SHORT-TERM INVESTMENTS --- 9.49%                               $13,775,954
(Cost $13,775,954)

TOTAL TEMPLETON (R) INTERNATIONAL EQUITY PORTFOLIO --- 100%         $145,184,338
(Cost $165,621,414)


Legend

# Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale. @ Security has no market value at December 31, 2002.

*  Non-income Producing Security
See Notes to Financial Statements

Currency Abbreviations
EUR - Euro Dollars

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim Templeton International Equity Portfolio were:

            For:       127,241,102.611
            Against:   2,036,637.354
            Abstain*:  943,526.035


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Templeton International Equity Portfolio were:

PROPOSALS #3, 4
            For:       84,613,540.51
            Against:   3,492,251.53
            Abstain*:  1,603,692.55

PROPOSAL #5a
            For:       85,198,439.89
            Against:   2,928,123.66
            Abstain*:  1,582,921.03

PROPOSAL #5b
            For:       85,225,146.12
            Against:   2,922,188.95
            Abstain*:  1,558,522.75
PROPOSAL #5c
            For:       85,999,626.75
            Against:   2,141,773.60
            Abstain*:  1,568,084.24

PROPOSAL #5d
            For:       85,471.436.90
            Against:   2,655,126.66
            Abstain*:  1,582,921.03

PROPOSAL #5e
            For:       85,947,862.83
            Against:   2,199,472.24
            Abstain*:  1,562,149.52

PROPOSAL #5f
            For:       85,943,576.64
            Against:   2,203,758.42
            Abstain*:  1,562,149.52

PROPOSAL #5g
            For:       85,584,526.23
            Against:   2,556,874.11
            Abstain*:  1,568,084.24

PROPOSAL #5h
            For:       85,614,529.53
            Against:   2,422,683.56
            Abstain*:  1,672,271.50

PROPOSAL #6a
            For:       85,324,058.08
            Against:   2,956,148.72
            Abstain*:  1,429,277.79

PROPOSAL #6b
            For:       85,665,634.04
            Against:   2,573,689.15
            Abstain*:  1,470,161.40

PROPOSAL #6c
            For:       85,610,902.76
            Against:   2,634,355.15
            Abstain*:  1,464,226.69

PROPOSAL #6d
            For:       85,703,220.58
            Against:   2,469,831.59
            Abstain*:  1,536,432.41

PROPOSAL #6e
            For:       85,403,187.64
            Against:   2,695,350.86
            Abstain*:  1,610,946.09

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.